Exhibit 10.1
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                                            ASPIN, INCORPORATED
                             2949 East Desert Inn Road, Suite 1
                                       Las Vegas, NV 89121-3607
                                           Tel:    831-601-7931
                                           Fax:    831-401-2340

                        LETTER OF CREDIT
February 12, 2001

To:  International Travel CD's, Inc.
        1357 S. Josephine St.
        Denver, CO 80210

Gentlemen:

Based upon our review of the Company's financial statements as of March 31, 2001 as prepared by Cordovano and Harvey, P.C. and upon the pledge of the Company's principal officers' stock in International Travel CD's , Inc., we are pleased to extend a Line of Credit to the Company.

Such Line of Credit shall be in the amount of Fifty Thousand Dollars ($50,000.00) and may be drawn upon from time-to-time.

Any amount(s) drawn down shall bear interest at the Prime Rate plus four percentage points.

This initial term of this Line of Credit shall be for six months, and may be renewable for three additional six month terms in our sole discretion.

Within 48 hours of faxed request from Joshua Wolcott, President of International Travel CD's, Inc., Aspin, Incorporated will provide
International Travel CD's with a certified check in the requested amount.

Yours truly,

ASPIN INCORPORATED



By:__/s/Charles V. Fishel__________
Charles V. Fishel, President


Accepted by:

INTERNATIONAL TRAVEL CD'S INC.


By: __/s/Joshua Wolcott_____________
Joshua Wolcott, President